EXHIBIT 10.7
                   FIRST AMENDMENT TO SERVICING AGREEMENT


        This FIRST AMENDMENT TO SERVICING AGREEMENT (this "Amendment"), dated as of May 1, 1999, is entered into between Yamaha Motor Corporation, U.S.A., a corporation organized and existing under the laws of the State of California ("Yamaha"), and Deutsche Financial Services Corporation (formerly known as ITT Commercial Finance Corp.), a corporation organized and existing under the laws of the State of Nevada, as servicer ("DFS").

                                  RECITALS

        WHEREAS, Yamaha and DFS have entered into that certain Servicing Agreement, dated as of March 1, 1994 ("Servicing Agreement"), pursuant to which DFS continues to service certain Receivables sold by it to Yamaha;

        WHEREAS, the parties desire to clarify and amend specified provisions of the Servicing Agreement to reflect the parties' understanding and course of conduct;

        WHEREAS, pursuant to the Servicing Agreement, Yamaha and DFS may amend such agreement without the consent of the Trustee, YMRC or any Investor Certificateholder.

                                 AGREEMENT

        NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereby agree as follows:

        Section 1.    Definitions.

        Each capitalized term used and not otherwise defined herein has the meaning ascribed thereto in the Servicing Agreement or the Receivables Sale Agreement, as appropriate.

        Section 2.    Amendments.

               a. Omnibus Amendment to Servicing Agreement. Any reference in the Servicing Agreement to "ITT Commercial Finance Corp." shall hereby be a reference to "Deutsche Financial Services Corporation" and any reference therein to "ITT" shall hereby be a reference to "DFS."

               b. Amendment to paragraph A. Paragraph A of the Servicing Agreement is hereby amended by inserting the phrase ", Tennessee
Watercraft, Inc." after the phrase "Yamaha Motor Manufacturing Corporation of America" therein.

               c.      Amendment to Section 1.1.

                      i. The definition of "Collections" in Section 1.1 of the Servicing Agreement is hereby amended by inserting the phrase ", on behalf of or with respect to" after the phrase "any payment made by" therein.

                      ii. The definition of "Yamaha Products" in Section
        1.1 of the Servicing Agreement is hereby amended by inserting the phrase ", Tennessee Watercraft, Inc." after the phrase "Yamaha Motor Company, Ltd." therein.

               d. Amendment to Section 2.1. Section 2.1 of the Servicing Agreement is hereby amended as follows:

                      i. Section 2.1(b) of the Servicing Agreement is hereby amended by inserting the following before the first sentence thereof:

                             DFS shall service and administer the
                             Receivables and shall collect payments due under the Receivables in accordance with the Floorplan Financing Guidelines. To the extent not covered therein,

                      ii. Section 2.1 of the Servicing Agreement is hereby further amended by inserting the following new subsection:

                      (c) Accounts. Every Business Day, DFS shall deposit in the Concentration Account all Collections received by it in respect of such day. At least every second Business Day, DFS shall transfer all such Collections from the Concentration Account to a designated account established and maintained by and for the benefit of Yamaha and its permitted assignees under the Receivables Purchase Agreement and the Pooling and Servicing Agreement.

               e. Amendment to Section 2.2(j). Section 2.2(j) of the Servicing Agreement is hereby amended by deleting from the first sentence thereof the phrase "all amounts paid by the Dealers under ITT Agreements for Wholesale Financing" and substituting in its place the phrase "all Collections."

               f. Amendment to Schedule I. Schedule I to the Servicing Agreement is hereby amended by deleting it in its entirety and substituting in its place the Schedule I attached hereto.

               g. Amendment to Schedule II. Schedule II to the Servicing Agreement is hereby amended by deleting it in its entirety and substituting in its place the Schedule II attached hereto.

        Section 3.    Representations and Warranties.

        Each party, by executing this Amendment, hereby represents and warrants that the Person executing this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

        Section 4.    Effective Date.

        This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by all of the parties hereto.

        Section 5.    Miscellaneous.

               a. Ratification of Servicing Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Servicing Agreement and, except as expressly modified and superseded by this Amendment, the Servicing Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

               b. References. The Servicing Agreement, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Servicing Agreement as amended hereby, is hereby amended so that any reference in such agreement to the Servicing Agreement shall mean a reference to such agreement as amended hereby.

               c. Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

               d. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

               e. Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Seller, the Purchaser, the Trustee and the Investor Certificateholders and their respective successors and assigns.

        IN WITNESS WHEREOF, this Amendment has been signed and delivered by the parties as of the date first above written.


                                  DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION, as Servicer


                                  By:
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                                  Name:
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                                  Title:
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                                  YAMAHA MOTOR CORPORATION, U.S.A


                                  By:
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